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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
ULTRAK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11(c)(2).
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Attached hereto as Exhibit A is a letter dated December 11, 2002, from the Registrant addressed and mailed to the Registrant's stockholders on or about December 11, 2002, regarding the enclosure of a Revised Proxy Card.

Attached hereto as Exhibit B is the Revised Proxy Card mailed to the Registrant's stockholders on or about December 11, 2002.

ADDITIONAL INFORMATION

This release may be deemed to be solicitation material in respect of the proposed sale of certain of Ultrak, Inc.'s ("Ultrak") assets to Honeywell International Inc. ("Honeywell"). On November 27, 2002, Ultrak filed a definitive proxy statement (the "Proxy Statement") with the SEC. The Proxy Statement was first mailed to Ultrak stockholders on or about November 29, 2002. On December 6, 2002, Ultrak filed as additional definitive soliciting materials a supplement to the Proxy Statement (the "Supplement"). The Supplement was first mailed to Ultrak stockholders on or about December 9, 2002. Investors and stockholders of Ultrak are urged to read the Proxy Statement and Supplement because they contain important information about Ultrak and the proposed asset sale to Honeywell. Investors and stockholders may obtain a free copy of the Proxy Statement and Supplement and all of Ultrak's annual, quarterly and special reports at the SEC's web site at WWW.SEC.GOV. A free copy of the Proxy Statement and Supplement and all of Ultrak's annual, quarterly and special reports may also be obtained from Ultrak by directing a request to Investor Relations at 972-353-6642.

Ultrak and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Ultrak's stockholders in favor of the proposed asset sale to Honeywell. Information regarding the security ownership and other interests of Ultrak's executive officers and directors is included in the Proxy Statement.

Exhibit A

[Ultrak, Inc. letterhead]

December 11, 2002

Re:        Ultrak, Inc. (the "Company") Revised Proxy Card

Dear Ultrak Stockholder:

        Due to a printing error, a Revised Proxy Card was not enclosed with the Supplement to the Proxy Statement, dated December 6, 2002, that was mailed to the Company's stockholders. Accordingly, enclosed is a Revised Proxy Card.

        Even if you have already voted in a manner permitted by the Proxy Statement in favor of the matters to be voted on at the Special Meeting, your vote will not be counted. In order to vote in favor of the matters to be voted on at the Special Meeting, you must complete, sign, date, and promptly return the enclosed Revised Proxy Card to the Company or vote by telephone. If you have already voted against the matters to be voted on at the Special Meeting and do not wish to change your vote, you do not have to return the enclosed Revised Proxy Card or vote by telephone. If you have not already done so and wish to vote against the matters to be voted on at the Special Meeting, you must complete, sign, date, and promptly return the enclosed Revised Proxy Card to the Company or vote by telephone.

Very truly yours,
/s/ KAREN S. AUSTIN Karen S. Austin Senior Vice President and General Counsel

Exhibit B

ULTRAK, INC.

REVISED PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned hereby (i) acknowledges receipt of the Notice of Special Meeting of Stockholders of Ultrak, Inc. (the "Company") to be held at 1301 Waters Ridge Drive, Lewisville, Texas 75057, on December 20, 2002, at 10:00 a.m., central standard time and the Proxy Statement and Supplement to the Proxy Statement in connection therewith; and (ii) appoints Chris T. Sharng and Karen S. Austin, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock and Preferred Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his or her proxy be voted as follows:

        (Continued and to be marked, signed and dated on the reverse side)

FOLD AND DETACH HERE

THIS REVISED PROXY CARD (THIS "PROXY") WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. UNLESS OTHERWISE MARKED, THIS PROXY, WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO BELOW.	Please mark your votes as indicated in this example	☒

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

  (a)
  To approve the Asset Purchase Agreement, dates as of August 8, 2002, as amended, by and among the Company, certain subsidiaries of the Company, and Honeywell International Inc., and the transactions contemplated thereby.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

  (b)
  To approve a Certificate of Amendment to the Company's Certificate of Incorporation changing the Company's name from "Ultrak, Inc." to "American Building Control, Inc."

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

  (c)
  To transact any other business as may properly come before the Special Meeting or any postponements or adjournments thereof, including any motion to adjourn or postpone the Special Meeting to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing items.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

PLEASE COMPLETE, DATE, SIGN AND EITHER (1) MAIL THIS PROXY IN THE ENCLOSED ENVELOPE IN WHICH CASE NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR (2) FAX THIS PROXY TO 1-972-353-6750. USING A TOUCH-TONE TELEPHONE YOU MAY ALSO GRANT A PROXY TO VOTE YOUR SHARES BY CALLING 1-800-435-6710 AND FOLLOWING THE RECORDED INSTRUCTIONS. IF YOU VOTE BY FAX OR BY PHONE, THEN YOU DO NOT NEED TO MAIL US THIS PROXY. BY MAILING OR FAXING THIS PROXY OR VOTING BY TELEPHONE YOU ARE NOT PREVENTED FROM ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and Preferred Stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Date:
Signature:	Printed Name:

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer.

FOLD AND DETACH HERE

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Telephone voting is available through 4PM Eastern Time
the business day prior to the Special Meeting day.

Your telephone vote authorized the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-435-6710		Mail

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.

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  ADDITIONAL INFORMATION
  Exhibit A
  Exhibit B